SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     February 21, 1997 (December 30, 1996)


                            FIRST ESSEX BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   0-16143                04-2943217
 (State or Other Jurisdiction    (Commission File          (IRS Employer
       of Incorporation)              Number)          Identification Number)


                                 71 Main Street
                                Andover, MA 01810
                    (Address of Principal Executive Offices)


                                 (508) 475-4313
              (Registrant's Telephone Number, including Area Code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The following financial statements are included in this report:

         FINEST FINANCIAL CORPORATION AND SUBSIDIARY

         Consolidated Balance Sheets, September 30, 1996 and 1995 (unaudited) Consolidated Statements of Income, nine months ended September 30, 1996
             and  1995   (unaudited)
         Consolidated Statements of Changes in Stockholders' Equity, nine months ended September 30, 1996 and 1995 (unaudited)
         Consolidated  Statements of Cash Flows, nine months ended September 30,
            1996 and 1995 (unaudited)

         The following financial statements are incorporated by reference in this report from the Company's Registration Statement on Form S-4 (Reg. No. 333-12793):

         FINEST FINANCIAL CORPORATION AND SUBSIDIARY

         Report of Shatswell, MacLeod & Company, P.C, Independent Accountants Consolidated Balance Sheets, December 31, 1995 and 1994
         Consolidated  Statements of Income,  years ended  December  31,  1995 and 1994
         Consolidated Statements of Changes in Stockholders' Equity, years ended December 31, 1995 and 1994
         Consolidated  Statements of Cash Flows,  years ended December 31, 1995 and 1994
         Notes to Consolidated Financial Statements, years ended December 31,
            1995 and 1994

(b)      Pro Forma Financial Information.

         The following pro forma financial information is included in this report:

         FIRST ESSEX BANCORP - FINEST FINANCIAL CORPORATION PRO FORMA

         Pro Forma  Condensed  Balance  Sheet at  September  30,  1996
         Pro Forma Condensed  Statement of  Operations,  year ended
            December 31, 1995
         Pro Forma  Condensed  Statement of Operations,  nine months ended
            September 30, 1996 Notes to Pro Forma Condensed Financial Statements

(c)      Exhibits.

         23.1  Consent of Shatswell, MacLeod & Company, P.C.

                     FINEST FINANCIAL CORP. AND SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS
                             September 30, 1996
                                                                              Sept 30, 1996
                                                                              -------------
                                                                                (unaudited)
                                                                          (Dollars in thousands)
ASSETS

Cash and due from banks                                                        $   5,407
Federal funds sold                                                                   900
Investment in available-for-sale securities (at fair value)                       38,966
Investment in held-to-maturity securities                                         34,343
Federal Home Loan Bank stock, at cost                                                648
Loans, net                                                                        96,024
Loans held-for-sale                                                                    0
Other real estate owned                                                              576
Premises and equipment                                                             1,652
Accrued interest receivable                                                        1,510
Income taxes receivable and net deferred tax asset                                     0
Other assets                                                                       2,170
                                                                               ---------
     Total Assets                                                              $ 182,196
                                                                               =========


LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                       $ 159,828
Accrued interest payable                                                           1,116
Other liabilities                                                                  1,677
                                                                               ---------
     Total liabilities                                                         $ 162,621
                                                                               ---------

Stockholders' equity:
     Common stock, par value $.10 per share; authorized 2,000,000 shares;
          1,478,750 and 1,478,750 shares issued and outstanding                      148
     Paid-in-capital                                                               7,508
     Retained earnings                                                            11,931
     Treasury stock (15,970 shares at cost)                                            0
     Net unrealized holding gain (loss) on available-for-sale securities             (12)
                                                                               ---------
          Total stockholders' equity                                           $  19,575
                                                                               ---------
          Total liabilities and stockholders' equity                           $ 182,196
                                                                               =========




                     FINEST FINANCIAL CORP. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
              Nine MOnth Period Ended September 30, 1996 and 1995
                (Dollars in thousands, except per share amounts)
                                                                                       Nine Months Ended
                                                                                         September 30,
                                                                              ---------------------------------
                                                                                  1996                  1995
                                                                                  ----                  ----
                                                                                          (unaudited)

Interest and dividend income:
     Interest and fees on loans                                               $  7,117,021         $  7,497,488
     Interest and dividends on securities:
          Taxable                                                                2,846,302            1,974,558
          Tax-exempt                                                               123,497              158,468
          Dividends on marketable equity securities                                191,540              186,515
     Other interest                                                                157,194              228,560
                                                                              ------------         ------------
          Total interest and dividend income                                    10,435,553           10,045,589
Interest expense:
     Interest on deposits                                                        4,251,701            4,079,640
     Interest on capitalized leases                                                 30,402               33,827
     Interest on short term borrowings                                               5,277                    0
                                                                              ------------         ------------
          Total interest expense                                                 4,287,380            4,113,467
                                                                              ------------         ------------
          Net interest and dividend income                                       6,148,173            5,932,122
Provision for loan losses                                                          194,000              550,000
                                                                              ------------         ------------
     Net interest and dividend income after provisions for loan losses           5,954,173            5,382,122
Other income:
     Fees and service charges                                                      443,923              519,579
     Securities gains (losses), net                                                      0               (1,858)
     Recognition of deferred gain on other real estate owned sales                 113,365              289,465
     Other income                                                                  109,442               80,050
                                                                              ------------         ------------
          Total other income                                                       666,730              887,236
                                                                              ------------         ------------
Other expense:
     Salaries and employee benefits                                              1,750,375            1,779,806
     Occupancy expense                                                             294,157              278,544
     Equipment expense                                                              88,565              133,785
     Professional fees                                                             747,852            1,161,246
     Deposit insurance premium                                                      34,853               44,852
     Data processing                                                               173,474              179,323
     Insurance expense                                                              88,734              107,954
     Write-downs and provisions for market value decline
         in other real estate owned                                                 87,872              366,246
     Net loss (gain) on sales of other real estate owned                          (161,458)                   0
     Net loss from real estate operations                                          150,274              100,000
     Merger agreement termination fee                                              225,000                    0
     Loss on litigation                                                                  0                    0
     Other expense                                                                 473,225              528,605
                                                                              ------------         ------------
          Total other expense                                                    3,952,923            4,680,361
          Income (loss) before income tax (benefit) expense                      2,667,980            1,588,997
                                                                              ------------         ------------
Income tax (benefit) expense                                                       168,887              261,053
          Net income                                                             2,499,093            1,327,944

Earnings per share:
     Weighted average shares outstanding                                         4,223,467            1,208,429
     Net income per share                                                             1.69                 0.91



                      FINEST FINANCIAL CORP. AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
               Nine Month Period Ended September 30, 1996 and 1995


                                                                                           Net
                                                                                        Unrealized
                                                                                       Holding Gain
                                                                                        (Loss) On
                                                                                        Available-
                                            Common        Paid-In       Retained         Treasury       For-Sale
                                            Stock         Capital       Earnings          Stock        Securities        Total
                                        ------------   ------------   ------------    -------------   -------------   ------------

Balance, December 31, 1995                   147,865      7,506,508      9,431,809              --         180,694      17,266,876

Net income                                        --             --      2,499,093              --              --       2,499,093

Issuance of common stock                          10          1,340             --              --              --           1,350

Net change in unrealized holding
gain on available-for-sale securities             --             --             --              --        (201,394)       (201,394)
                                        ------------   ------------   ------------    ------------    ------------    ------------
Balance September 30, 1996 (unaudited)       147,875      7,507,848              1            --           (20,700)     19,565,925
                                        ============   ============   ============    ============    ============    ============
Balance, December 31, 1994                   147,452      7,306,971      8,227,995         (71,400)       (329,837)     15,281,181

Net income                                        --             --      1,327,944              --              --       1,327,944

Net change in unrealized holding
loss on available-for-sale securities             --             --             --              --         369,429         369,429
                                        ------------   ------------   ------------    ------------    ------------    ------------
Balance, September 30, 1995 (unaudited)      147,452      7,306,971      9,555,939         (71,400)         39,592      16,978,554
                                        ============   ============   ============    ============    ============    ============

                                     FINEST FINANCIAL CORP. AND SUBSIDIARY
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                              Nine Month Period Ended September 30, 1996 and 1995
                                (Dollars in thousands, except per share amounts)

                                                                                         Nine Months Ended
                                                                                           September 30,
                                                                           ---------------------------------------------
                                                                                  1996                    1995
                                                                                  ----     (unaudited)    ----
Cash flows from operating activities:
     Net income
Adjustments to reconcile net income to net cash provided by                   2,499,093.00            1,327,944.00
     operating activities:
     Gain on sale of equipment, net                                                      0                       0
     Depreciation and amortization                                               51,634.45              106,172.68
     Provision for possible loan losses                                         194,000.00              550,000.00
     Provision for market decline of other real estate owned                     87,871.73              116,493.59
     Net (gain) loss on sales of other real estate owned                        161,458.42              132,308.55
     Amortization of deferred gains on sales of other real estate owned         113,365.01              273,649.81
     Change in deferred loan fees                                                15,619.93              (32,140.46)
     Accretion, net of amortization of securities                               152,113.25            1,047,543.79
     Securities loss (gains), net                                                        0                1,858.26
     Decrease (increase) in accrued interest receivable                         (81,191.55)            (240,681.65)
     Decrease (increase) in prepaid expenses                                    (11,967.87)              25,469.54
     (Decrease) increase in accrued interest payable                           (128,279.90)             550,370.45
     Decrease (increase) in accrued expenses                                    111,225.18             (233,280.99)
     Deferred tax (benefit) expense                                            (975,457.00)            (980,089.00)
     (Decrease) increase in taxes payable                                       886,692.00              566,261.29
     Decrease in income tax receivable                                         (117,030.62)                      0
                                                                            --------------          --------------
          Net cash provided by operating activities                           2,959,146.03            3,211,879.86
Cash flows from investing activities:
     Purchases of available-for-sale securities                             (23,911,027.50)         (29,096,350.42)
     Proceeds from sales of available-for-sale securities                       974,821.11              249,600.00
     Proceeds from maturities of available-for-sale securities               12,494,275.40            2,995,688.28
     Purchases of held-to-maturity securities                                (8,702,573.88)         (23,745,632.46)
     Proceeds from maturities of held-to-maturity securities                  2,566,332.08           40,799,410.73
     (Increase) decrease in federal funds sold                                8,600,000.00            4,100,000.00
     Purchase of Federal Home Loan Bank stock                                   (82,000.00)                      0
     Net (increase) decrease in loans                                         6,228,673.97           (2,771,425.30)
     Increase in loans held-for-sale                                             74,800.00                       0
     Recoveries of previously charged off loans                                 307,580.90              566,681.76
     (Increase) decrease in other assets                                        (41,338.00)              (5,397.00)
     Increase (decrease) in other liabilities                                   (24,721.96)             (26,807.48)
     Proceeds from sales of other real estate owned                           1,421,327.99            5,830,772.90
     Principal payments recovered on other real estate owned                        360.00                  600.00
     Proceeds from sales of equipment                                                    0                       0
     Capital expenditures                                                       (51,614.45)            (106,172.68)
     Proceeds from sales and maturities of investment securities                         0                       0
     Purchase of investment securities                                                   0                       0
          Net cash used in investing activities                                (145,104.34)          (1,209,031.67)
Cash flows from financing activities:
     Net increase (decrease) in demand deposits, Now, money market
          and savings accounts                                               (6,028,804.03)          (8,377,179.63)
     Net increase (decrease) of time deposits                                 3,805,202.58            5,286,216.52
     Net increase in depositors' accounts                                                0                       0
     Dividends paid                                                                      0                       0
     Issuance of common stock                                                     1,350.00                       0
     Sales of treasury stock                                                             0                  400.00
          Net cash provided by financing activities                          (2,222,251.45)          (3,090,563.11)
                                                                            --------------          --------------
          Net increase (decrease) in cash and cash equivalents                  591,790.24           (1,087,714.92)
          Cash and cash equivalents at beginning of the period                4,815,329.00            5,347,857.00
                                                                            --------------          --------------
          Cash and cash equivalents at end of the period                      5,407,119.24            4,260,142.08
                                                                            ==============          ==============
Supplemental disclosure of cash flow information:
     Loans originated from sales of other real estate owned                     574,100.00            2,435,750.00
                                                                                498,642.10            2,055,209.56
     Loans transferred to other real estate owned                                        0                       0
     Other real estate owned transferred to loans                                        0            2,727,703.00
     Interest paid                                                            4,256,978.35            4,079,639.52
     Income taxes paid (received)                                               195,696.00               13,794.00



                               FIRST ESSEX BANCORP - FINEST FINANCIAL CORPORATION
                                       PRO FORMA CONDENSED BALANCE SHEETS
                                               September 30, 1996
                                             (Dollars in Thousands)
                                                   (Unaudited)

                                                         First Essex                            Pro Forma
                                                           BANCORP             Finest          Adjustments
                                                        (Historical)        (Historical)         Dr (Cr)          Pro Forma
                                                        ------------       -------------      ---------------    -----------

ASSETS
Cash and cash equivalents                                $   18,395         $    6,307        $  (13,176) (5)    $   11,526
Investment securities available for sale                    139,231             38,966                              178,197
Investment securities held for investment                   125,597             34,991              (640) (1)       159,948
Loans                                                       571,245            100,215              (500) (1)       670,960
         Allowance for loan losses                           (6,757)            (4,191)                0            (10,948)
                                                         ----------         ----------        ----------         ----------
         Net Loans                                          564,488             96,024              (500)           660,012

Bank premises and equipment                                   9,738              1,652                               11,390
Intangibles                                                       0                  0            13,167  (7)        13,167
Accrued interest receivable                                   4,813              1,510                                6,323
Foreclosed property                                           1,159                576                                1,735
Other assets                                                  5,747              2,170               881  (4)         8,798
                                                         ----------         ----------        ----------         ----------
         Total assets                                       869,168            182,196              (268)         1,051,096
                                                         ==========         ==========        ==========         ==========

LIABILITIES AND STOCKHOLDERS EQUITY
Liabilities:
         Total deposits                                     512,517            159,828                              672,345
         Short-term borrowings                              277,806                  0                              277,806
         Other liabilities                                   14,208              2,793            (2,100)(2,3)       19,101
                                                         ----------         ----------        ----------         ----------
         Total liabilities                                  804,531            162,621            (2,100)           969,252
Stockholders Equity:
         Common stock                                           804                148                (9) (6)           961
         Additional paid in capital                          58,476              7,508            (9,542) (6)        75,526
         Retained earnings                                   21,913             11,931            11,931  (6)        21,913
         Valuation allowance for unrealized losses on
         investment securities available for sale              (714)               (12)              (12)  (6)         (714)
         Treasury stock at cost                             (15,842)                                                (15,842)
                                                         ----------         ----------        ----------         ----------
         Total stockholders equity                           64,637             19,575             2,368             81,844
                                                         ----------         ----------        ----------         ----------
         Total liabilities and stockholders equity       $  869,168         $  182,196        $      268         $1,051,096
                                                         ==========         ==========        ==========         ==========


               FIRST ESSEX BANCORP - FINEST FINANCIAL CORPORATION
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                    (Dollars in Thousands except share data)
                                   (Unaudited)

                                                       First Essex        Finest         Pro Forma
                                                      (Historical)     (Historical)     Adjustments     Pro Forma
                                                      -------------   -------------    -------------   ------------
Interest Income:
   Interest and fees on loans                                34,133           7,117           47 (8)       41,297
   Interest and dividends on securities                      12,202           3,161           96 (8)       15,459
   Other                                                        317             157                           474
                                                         ----------      ----------    ---------       ----------
     Total interest income                                   46,652          10,435          143           57,230

Interest expense:
   Deposits                                                  16,244           4,252                        20,496
   Other                                                     11,291              35                        11,326
                                                         ----------      ----------    ---------        ---------
    Total interest expense                                   27,535           4,287            0           31,822

Net interest  income                                         19,117           6,148          143           25,408
Provision for possible loan losses                            1,055             194                         1,249
                                                         ----------      ----------    ---------        ---------
Net interest income after provision for
   possible loan losses                                      18,062           5,954          143           24,159


Non-interest income                                           2,957             828                         3,785
Non-interest expense                                         14,581           4,114          659 (9)       19,354

Income (loss) before income taxes                             6,438           2,668         (516)           8,590
Provision (benefit) for income taxes                             30             169           49 (10)         248
                                                         ----------      ----------    ---------        ---------

     Net income (loss)                                        6,408           2,499         (565)           8,342
                                                         ==========      ==========    =========        =========

Average common and equivalent shares outstanding (11)     6,164,322               0    1,503,285 (11)   7,667,607

Earnings per share (11,12)
   Fully diluted                                              $1.04                                         $1.10
   Primary                                                    $1.04                                         $1.10



                   SELECTED UNAUDITED COMBINED FINANCIAL DATA
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                    (Dollars in Thousands except share data)
                                   (Unaudited)

                                                       First Essex       Finest          Pro Forma
                                                      (Historical)    (Historical)      Adjustments       Pro Forma
                                                      -------------   -------------    -------------    -------------
Interest Income:
   Interest and fees on loans                                41,218          10,180              61(8)        51,459
   Interest and dividends on securities                      19,408           3,072             128(8)        22,608
   Other                                                        288             343                              631
                                                         ----------      ----------       ---------        ---------
     Total interest income                                   60,914          13,595             189           74,698

Interest expense:
   Deposits                                                  19,844           5,581                           25,425
   Other                                                     17,237              43                           17,280
                                                         ----------      ----------       ----------      ----------
    Total interest expense                                   37,081           5,624               0           42,705

Net interest  income                                         23,833           7,972             189           31,994
Provision for possible loan losses                              770           1,600                            2,370
                                                         ----------      ----------       ----------      -----------
Net interest income after provision for
   possible loan losses                                      23,063           6,372             189           29,624


Non-interest income                                           3,708             853                            4,561
Non-interest expense                                         19,244           6,047             939(9)        26,230

Income (loss) before income taxes                             7,527           1,178            (750)           7,955
Provision (benefit) for income taxes                             75            (172)             64(10)          (33)
                                                         ----------      ----------       ----------      ----------

     Net income (loss)                                        7,452           1,350            (814)           7,988
                                                         ==========      ==========       ==========      ===========

Average common and equivalent shares outstanding (11)     6,104,579                       1,615,754(11)    7,720,333

Earnings per share (11,12)
   Fully diluted                                              $1.22                                            $1.03
   Primary                                                    $1.22                                            $1.03



               FIRST ESSEX BANCORP - FINEST FINANCIAL CORPORATION
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                             (Dollars in Thousands)

                                                                                             $
                                                                                             Dr (Cr.)
Note 1.
        To adjust the assets and liabilities to their fair values:
        Loans                                                                                    (500)
        Investments                                                                              (640)

Note 2.
        Accrued expenses                                                                         (600)

Note 3.
        To accrue estimated  costs associated with merger                                      (1,500)

Note 4.
        To reflect effects of transaction:
        Tax effect of fair value adjustments                                                      388
        Tax effect of accrued expenses                                                            204
        Tax effect of estimated other costs associated with merger                                289

Note 5.
        To reflect  issuance of stock and payment of cash to Finest Market value of 1,574,556  shares of First Essex  common  stock at  effective  time
        (assumes 56% of purchase price paid in First Essex common stock with an assumed market value per share of $10.65)  (including effect of stock
        options assumed)                                                                       17,207
        Total cash to be paid                                                                  13,176
                                                                                            ---------
                                                                                               30,383
                                                                                            =========

                                                                                        Nine Months Ended
                                                                                       September 30, 1996
                                                                                   -------------------------

Note 6.
        Elimination of Finest equity capital:
        Common stock                                                                              148
        Additional paid in capital                                                              7,508
        Retained earnings                                                                      11,931
        Valuation allowance for unrealized losses
            on investment securities available for sale                                          (12)
        Treasury stock at cost                                                                    --
                                                                                            ---------
              Total stockholders equity                                                        19,575
                                                                                            =========



                                                        10




  Note 7.
        Goodwill is calculated as follows:
        Stockholders equity of Finest at September 30,                                         19,575
        1996
        Increase (decrease) to Finest's equity as a result of adjustments:
           Loans                                                                                 (500)
           Investments                                                                           (640)
           Accrued Expenses                                                                      (600)
           Accrued estimated professional and other costs associated with merger               (1,500)
           Tax effects of fair value adjustments, accrued expenses, and estimated
           professional and other expenses associated with the merger                             881
                                                                                            ---------
                                                                                               (2,359)
           Unallocated purchase price (goodwill)                                               13,167
                                                                                            ---------
                Total purchase price (including merger costs)                                  30,383
                                                                                            =========

Note 8.
        To accrete fair value adjustments for loans and investments

Note 9.
        To amortize intangibles
                                                                   Nine Months Ended             Year Ended
                                                                   September 30, 1996          December 31, 1995
                                                                  ------------------          -----------------

        Goodwill (15 years)                                              659                           939

Note 10.
        To record tax impact of of accretion and amortization of fair value adjustments

Note 11.
        Pursuant to the Merger Agreement, described elsewhere in this document, and assuming that 56% of the purchase price will be paid in common stock, First Essex will issue 1,574,556 shares of common stock in connection with the merger, provided that the price of First Essex common stock at the Effective Time, as defined in the Merger Agreement, is greater than $9.50 per share (minimum price) and less than $11.50 per share (maximum price). Common stock equivalents, taking into account First Essex's assumption of Finest's options and assuming that 56% of the purchase price will be paid in common stock, will be 1,615,754.

 Note 12.
        Pursuant to the Merger Agreement, described elsewhere in this document, the portion of the purchase price paid in stock may range from 50% (minimum) to 62% (maximum) dependant on tax considerations. The following table represents the pro forma effect on earnings per share data assuming these minimum and maximum portions of First Essex stock at a value of $10.65 per share.


                                                          Minimum          Maximum
                                                       -------------    -------------

        Weighted average common stock equivalents:
           Year ended December 31, 1995                  7,551,630        7,889,035
           Nine months ended September 30,               7,611,373        7,949,078
        1996
        Earnings per share:
           Year ended December 31, 1995                      $1.06            $1.01
           Nine months ended September 30,                   $1.11            $1.06
        1996


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST ESSEX BANCORP, INC.


Date: February 21, 1997              By: /s/  David W. Dailey
                                        David W. Dailey
                                        Executive Vice  President and Chief
                                        Financial Officer

                                 EXHIBIT INDEX


Exhibit No.         Description                                      Page

    23.1            Consent of Shatswell, MacLeod & Company, P.C.     15



















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